UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

Orbital Infrastructure Group, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-29923	84-1463284
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5444 Westheimer Road, Suite 1650 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 467-1420

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OIG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2023, Orbital Infrastructure Group, Inc. (the “Company”) was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), due to its failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2023. As previously disclosed, on December 28, 2022, the Company was notified by Nasdaq that the market value of its listed securities had been below the $35,000,000 minimum required for continued listing as set forth in Nasdaq Listing Rule 5550(b)(2) for the previous 30 consecutive trading days. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until June 26, 2023, to regain compliance with Nasdaq Listing Rule 5550(b)(2). As of the date of this Current Report on Form 8-K, the Company has not regained compliance with Nasdaq Listing Rule 5550(b)(2). The Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2023 serves as an additional and separate basis for delisting. Under the Nasdaq Listing Rules, a company that receives a delist determination for delinquency can request an appeal to the Nasdaq Hearings Panel. A request for a hearing regarding a delinquent filing will stay the suspension of a company’s securities for a period of 15 days from the date of the request. However, Nasdaq has informed the Company that because the Company is already before the Nasdaq Hearings Panel for the Company’s failure to comply with Rule 5550(b)(2), the Company has seven days, or until August 25, 2023, to request a stay of the suspension of the Company’s securities, pending a decision from the Nasdaq Hearings Panel. The Company currently does not intend to request a stay of the suspension.

Item 7.01         Regulation FD Disclosure.

On August 23, 2023, the Company issued a press release announcing the receipt of the additional delinquency notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Orbital Infrastructure Group, Inc. Press Release, issued August 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 23, 2023

Orbital Infrastructure Group, Inc.

		By:	/s/ James F. O’Neil
Name: James F. O’Neil
Title: Chief Executive Officer